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                                                                 EXHIBIT (10)(d)
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                   JOINT AND LAST SURVIVOR                                                                       AMERICAN
                   VARIABLE UNIVERSAL LIFE INSURANCE                                                                |GENERAL
                   SUPPLEMENTAL APPLICATION                                                                         |FINANCIAL GROUP

                   AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL") Home Office: Houston, Texas

                   Member of American General Financial Group. American General Financial Group is the marketing name for American
                   General Corporation and its subsidiaries.
                  (This supplement must accompany the appropriate application for life insurance.)

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APPLICANT INFORMATION - SUPPLEMENT TO THE APPLICATION ON THE LIVES OF
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Name of Proposed Contingent Insured            Name of Other Proposed Contingent Insured     Date of application for life insurance


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INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
AGL Declared Fixed Interest Account (18)    _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (36)                     _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (1)  _____%     _____%     PIMCO VARIABLE INSURANCE TRUST
AIM V.I. Premier Equity Division (2)        _____%     _____%     PIMCO Real Return Division (101)                 _____%     _____%
                                                                  PIMCO Short-Term Division (37)                   _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        PIMCO Total Return Division (102)                _____%     _____%
VP Value Division (19)                      _____%     _____%
                                                                  PUTNAM VARIABLE TRUST
AYCO SERIES TRUST                                                 Putnam VT Diversified Income Division (12)       _____%     _____%
Ayco Growth Division (23)                   _____%     _____%     Putnam VT Growth and Income Division (13)        _____%     _____%
                                                                  Putnam VT Int'I Growth and Income Division (14)  _____%     _____%
CREDIT SUISSE TRUST
Small Cap Growth Division (105)             _____%     _____%     SAFECO RESOURCE SERIES TRUST
                                                                  Equity Division (15)                             _____%     _____%
DREYFUS INVESTMENT PORTFOLIOS                                     Growth Opportunities Division (16)               _____%     _____%
MidCap Stock Division (24)                  _____%     _____%
                                                                  SUNAMERICA SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                                  SunAmerica Balanced Division (110)               _____%     _____%
Quality Bond Division (7)                   _____%     _____%     Aggressive Growth Division (111)                 _____%     _____%
Small Cap Division (8)                      _____%     _____%
                                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         Equity Growth Division (10)                      _____%     _____%
VIP Asset Manager Division (28)             _____%     _____%     High Yield Division (11)                         _____%     _____%
VIP Contrafund Division (27)                _____%     _____%
VIP Equity-Income Division (25)             _____%     _____%     VALIC COMPANY I
VIP Growth Division (26)                    _____%     _____%     International Equities Division (3)              _____%     _____%
                                                                  Mid Cap Index Division (4)                       _____%     _____%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST              Money Market I Division (5)                      _____%     _____%
Franklin U.S. Government Division (106)     _____%     _____%     Nasdaq-100 Index Division (20)                   _____%     _____%
Mutual Shares Securities Division (107)     _____%     _____%     Science & Technology Division (21)               _____%     _____%
Templeton Foreign Securities Division (108) _____%     _____%     Small Cap Index Division (22)                    _____%     _____%
                                                                  Stock Index Division (6)                         _____%     _____%
JANUS ASPEN SERIES
Aggressive Growth Division (31)             _____%     _____%     VANGUARD VARIABLE INSURANCE FUND
International Growth Division (29)          _____%     _____%     High Yield Bond Division (103)                   _____%     _____%
Worldwide Growth Division (30)              _____%     _____%     REIT Index Division (104)                        _____%     _____%

J.P. MORGAN SERIES TRUST II                                       VAN KAMPEN LIFE INVESTMENT TRUST
JPMorgan Small Company Division (32)        _____%     _____%     Growth & Income Division (109)                   _____%     _____%

MFS VARIABLE INSURANCE TRUST                                      OTHER:_____________________________              _____%     _____%
MFS Capital Opportunities Division (34)     _____%     _____%                                                       100%       100%
MFS Emerging Growth Division(9)             _____%     _____%
MFS New Discovery Division (35)             _____%     _____%
MFS Research Division (33)                  _____%     _____%
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AGLC 0093-99 REV 0800                                                                                                   Page  1 of 4
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DOLLAR COST AVERAGING
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DOLLAR COST    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money Market I
AVERAGING      Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers:                         (Choose a day of the month between 1-28.)
               -----------------------------------------------------   ----------------------------------------
               Frequency of transfers:    [_] Monthly     [_] Quarterly      [_] Semiannually     [_] Annually
               -------------------------- -------------   ----------------   -------------------  -------------
               Transfer $                                              ($100 MINIMUM, WHOLE DOLLARS ONLY)
               -----------------------------------------------------   ----------------------------------------

AIM VARIABLE INSURANCE FUNDS                                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Growth Division (1)   $__________         Mid-Cap Growth Division (36)                        $__________
AIM V.I. Premier Equity Division (2)         $__________
                                                                 PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                       PIMCO Real Return Division (101)                    $__________
VP Value Division (19)                       $__________         PIMCO Short-Term Division (37)                      $__________
                                                                 PIMCO Total Return Division (102)                   $__________
AYCO SERIES TRUST
Ayco Growth Division (23)                    $__________         PUTNAM VARIABLE TRUST
                                                                 Putnam VT Diversified Income Division (12)          $__________
CREDIT SUISSE TRUST                                              Putnam VT Growth and Income Division (13)           $__________
Small Cap Growth Division (105)              $__________         Putnam VT Int'I Growth and Income Division (14)     $__________

DREYFUS INVESTMENT PORTFOLIOS                                    SAFECO RESOURCE SERIES TRUST
MidCap Stock Division (24)                   $__________         Equity Division (15)                                $__________
                                                                 Growth Opportunities Division (16)                  $__________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (7)                    $__________         SUNAMERICA SERIES TRUST
Small Cap Division (8)                       $__________         SunAmerica Balanced Division (110)                  $__________
                                                                 Aggressive Growth Division (111)                    $__________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (28)              $__________         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VIP Contrafund Division (27)                 $__________         Equity Growth Division (10)                         $__________
VIP Equity-Income Division (25)              $__________         High Yield Division (11)                            $__________
VIP Growth Division (26)                     $__________
                                                                 VALIC COMPANY I
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST             International Equities Division (3)                 $__________
Franklin U.S. Government Division (106)      $__________         Mid Cap Index Division (4)                          $__________
Mutual Shares Securities Division (107)      $__________         Nasdaq-100 Index Division (20)                      $__________
Templeton Foreign Securities Division (108)  $__________         Science & Technology Division (21)                  $__________
                                                                 Small Cap Index Division (22)                       $__________
JANUS ASPEN SERIES                                               Stock Index Division (6)                            $__________
Aggressive Growth Division (31)              $__________
International Growth Division (29)           $__________         VANGUARD VARIABLE INSURANCE FUND
Worldwide Growth Division (30)               $__________         High Yield Bond Division (103)                      $__________
                                                                 REIT Index Division (104)                           $__________
J.P. MORGAN SERIES TRUST II
JPMorgan Small Company Division (32)         $__________         VAN KAMPEN LIFE INVESTMENT TRUST
                                                                 Growth & Income Division (109)                      $__________
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (34)      $__________         OTHER _______________________________               $__________
MFS Emerging Growth Division (9)             $__________
MFS New Discovery Division (35)              $__________
MFS Research Division (33)                   $__________
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AUTOMATIC REBALANCING
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AUTOMATIC      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
REBALANCING    premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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MODIFIED ENDOWMENT CONTRACT
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CONTRACT       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [_] NO
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AGLC 0093-99 REV 0800                                                                                                    Page 2 of 4
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DEATH BENEFIT COMPLIANCE TEST
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                           [_] Guideline Premium Test                           [_] Cash Value Accumulation Test

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SPECIFIED AMOUNT
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Base Coverage $ ________________ plus Supplemental Coverage $ ________________________ = Total Specified Amount $ __________________

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TELEPHONE AUTHORIZATION
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                       I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
                       telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                       Account and to change allocations for future premium payments and monthly deductions given by:

INITIAL APPROPRIATE    [_]  Policy Owner(s)--if Joint Owners, either of us acting independently.
BOX HERE:
                       [_]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                       AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. In understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

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SUITABILITY
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ALL QUESTIONS MUST    1. Have you, the Proposed Insured(s) or Owner(s) (if different), received the variable universal life
BE ANSWERED.             insurance policy prospectus and the prospectuses describing the investment options?         [_] yes  [_] no

                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                             Variable Universal Life Insurance Policy Prospectus:     __________

                             Supplements (if any):                                    __________

                      2. Do you understand and acknowledge:

                         a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH
                            MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE POLICY AND
                            THE UNDERLYING ACCOUNTS?                                                                 [_] yes  [_] no

                         b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                            ACCOUNTS MAY VARY: AND                                                                   [_] yes  [_] no

                            (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S.
                                 GOVERNMENT OR ANY STATE GOVERNMENT?                                                 [_] yes  [_] no

                            (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                                 OTHER AGENCY, FEDERAL OR STATE?                                                     [_] yes  [_] no

                         c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN
                            THE AGL DECLARED FIXED INTEREST ACCOUNT?                                                 [_] yes  [_] no

                         d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR
                            THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                                   [_] yes  [_] no

                         e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING
                            ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                    [_] yes  [_] no

                         f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                            EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                            ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                                            [_] yes  [_] no

                      3. Do you believe the Policy you selected meets your insurance and investment
                         objectives and your anticipated financial needs?                                            [_] yes  [_] no

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AGLC 0093-99 REV 0800                                                                                                    Page 3 of 4
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YOUR SIGNATURE
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SIGNATURES   Signed at (city, state)
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             Print name of Broker/Dealer
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             X Registered Representative                                      State license #                   Date
             ---------------------------------------------------------------  -------------------------------   --------------------

             X Proposed Contingent insured                                                                      Date
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             X Other Proposed Contingent Insured                                                                Date
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             X Owner                                                                                            Date
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             (If different from Proposed Contingent Insured)

             X Additional Owner                                                                                  Date
             ------------------------------------------------------------------------------------------------   -------------------
             (If different from Proposed Contingent Insured)
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AGLC 0093-99 REV 0800                                                                                                    Page 4 of 4
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